UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2015

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Carnival Corporation & plc is filing this Form 8-K to provide financial information that revises and corrects the accounting for one of our brand’s marine and technical spare parts in order to consistently expense and classify them fleetwide. We evaluated the materiality of this revision and concluded that it was not material to any of our previously issued financial statements. However, had we not revised the accounting, this may have resulted in material inconsistencies to our financial statements in the future.

In order to assist investors prior to the time that we revise previously reported results in future filings, Carnival Corporation & plc is presenting certain financial information to reflect the impact of the revision described above on our annual financial information. This unaudited Carnival Corporation & plc revised consolidated financial information is filed as Exhibits 99.1, 99.2 and 99.3 to this report as follows:

•	Summary Impact of Revision to Prior Period Financial Information as of November 30, 2014 and 2013 and for the years ended November 30, 2014, 2013 and 2012;

•	Consolidated Statements of Income for the years ended November 30, 2014, 2013 and 2012;

•	Consolidated Statements of Comprehensive Income for the years ended November 30, 2014, 2013 and 2012;

•	Consolidated Balance Sheets at November 30, 2014 and 2013;

•	Consolidated Statements of Cash Flows for the years ended November 30, 2014, 2013 and 2012;

•	Consolidated Statements of Shareholders' Equity for the years ended November 30, 2014, 2013 and 2012 and

•	Ratio of Earnings to Fixed Charges for the years ended November 30, 2014, 2013, 2012, 2011 and 2010.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Summary Impact of Revision to Prior Period Financial Information.
99.2 Consolidated Statements of Income (Unaudited).
99.2 Consolidated Statements of Comprehensive Income (Unaudited).
99.2 Consolidated Balance Sheets (Unaudited).
99.2 Consolidated Statements of Cash Flows (Unaudited).
99.2 Consolidated Statements of Shareholders' Equity (Unaudited).
99.3 Ratio of Earnings to Fixed Charges (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARNIVAL CORPORATION	CARNIVAL PLC

By: /s/ Larry Freedman	By: /s/ Larry Freedman
Name: Larry Freedman	Name: Larry Freedman
Title: Chief Accounting Officer and Controller	Title: Chief Accounting Officer and Controller

Date: May 1, 2015	Date: May 1, 2015

Exhibit Index

Exhibit No.	Description

99.1	Summary Impact of Revision to Prior Period Financial Information.
99.2	Consolidated Statements of Income (Unaudited).
99.2	Consolidated Statements of Comprehensive Income (Unaudited).
99.2	Consolidated Balance Sheets (Unaudited).
99.2	Consolidated Statements of Cash Flows (Unaudited).
99.2	Consolidated Statements of Shareholders' Equity (Unaudited).
99.3	Ratio of Earnings to Fixed Charges (Unaudited).

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